NEWPARK  RESOURCES  PRESENTATION MAY  2018

FORWARD  LOOKING  STATEMENTS This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act that are  based on management's current expectations, estimates and projections.  All statements that address expectations or projections  about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and  future financial results are forward‐looking statements.  Some of the forward‐looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions.  These statements are not guarantees  of future performance and involve a number of risks, uncertainties and assumptions.  Many factors, including those discussed  more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark,  particularly its Annual Report on Form 10‐K for the year ended December 31, 2017, as well as others, could cause results to differ  materially from those expressed in, or implied by, these statements.  These risk factors include, but are not limited to, risks related  to the worldwide oil and natural gas industry, our customer concentration and reliance on the U.S. exploration and production market, risks related to our international operations, the cost and continued availability of borrowed funds including  noncompliance with debt covenants, operating hazards present in the oil and natural gas industry, our ability to execute our  business strategy and make successful business acquisitions and capital investments, the availability of raw materials and skilled  personnel, our market competition, our ability to expand our product and service offerings and enter new customer markets with  our existing products, compliance with legal and regulatory matters, including environmental regulations, the availability of insurance and the risks and limitations of our insurance coverage, the ongoing impact of the U.S. Tax Cuts and Jobs Act and the  refinement of provisional estimates, potential impairments of long‐lived intangible assets, technological developments in our  industry, risks related to severe weather, particularly in the U.S. Gulf Coast, cybersecurity breaches or business system disruptions  and risks related to the fluctuations in the market value of our common stock.  Newpark's filings with the Securities and Exchange  Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. 2

NON‐ GAAP  FINANCIAL  MEASURES This presentation includes references to financial measurements that are supplemental to the Company’s financial performance  as calculated in accordance with generally accepted accounting principles (“GAAP”).  These  non‐GAAP financial measures include  earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Net Debt and the Ratio of Net Debt to  Capital.  Management believes that these non‐GAAP financial measures are frequently used by investors, securities analysts and  other parties in the evaluation of our performance and/or that of other companies in our industry.  In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our  consolidated EBITDA, along with other factors. The methods we use to produce these non‐GAAP financial measures may differ  from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial  measures prepared in accordance with GAAP. 3

COMPANY  OVERVIEW Consolidated Revenues $1,400  Two Operating Segments provide  Full Year balanced income contribution: $1,200 $1,118 First Quarter $1,042 $1,000 Fluids Systems 3rd largest global provider of Drilling and  millions)   $800 $748 ($   $677 Completions Fluids to Oil and Gas  $600 $471 exploration** Revenues $400 Mats and Integrated Services $200 $227 $159 Leading provider of engineered worksite  $0 solutions, with diversified customer  2013 2014 2015 2016 2017 2018 base across industries  First Quarter 2018 ‐ Breakdown by Segment Oil and Gas exploration  Electrical transmission and distribution Revenue EBITDA* Fluids Systems  Pipeline Mats and Integrated Services  Petrochemical 22%  Construction 48% 52% 78%  Revenue recovery driven by oilfield  activity increase and strategic growth  * EBITDA is a non‐GAAP financial measure. See reconciliation to the most comparable  initiatives GAAP measure in the Appendix to this presentation. EBITDA contribution % based on  ** Source:  2017 Oilfield Market Report, Spears & Associates, Inc. Segment EBITDA and excludes Corporate Office expenses. 4

GLOBAL  STRENGTH  Revenue by Region –Q1 2018 U.S. Canada Latin America Eastern Hemisphere 25% 4% 61% 10% 5

STRENGTHENED  BY  OUR  INVESTMENTS  Elevated capital campaign completed Mats:  Completed Manufacturing  2015  Infrastructure investments significantly  and Technology Center  2016 enhance our competitiveness and support  our market expansion initiatives   Reflects our commitment to be the global  leader in fluids and matting technology Fluids:  Manufacturing Facility &  Distribution Center Completed 2016 Fluids:  Gulf of Mexico Deepwater Shorebase Completed 2017 6

FLUIDS  SYSTEMS‐ OVERVIEW Total Segment Revenues $1,200 Full Year  Largest independent Drilling  $965 $1,000 $926 First Quarter and Completion Fluids provider  $800 globally* millions) $616   $600 $581 ($   $395 $400 Capitalizing on strong market  $200  Revenues $136 $177 $0 position in drilling fluids to  2013 2014 2015 2016 2017 2018 expand offerings in completion  First Quarter ‐ 2018 Revenue by Region fluids and stimulation  chemicals 5% 30%  Expanding IOC & NOC  52% relationships to grow global  13% market share U.S. Canada Eastern Hemisphere Latin America * Source: 2017 Oilfield Market Report, Spears & Associates, Inc. 7

FLUIDS  SYSTEMS‐ LEADING  TECHNOLOGY  Proven drilling fluid systems designed to  enhance wellsite performance  Evolution® high‐performance, water‐based  technology for global applications   Fusion™ brine fluid system creates a  unique enhancement for shale basins  Kronos™ deepwater drilling fluid systems  offers operators a consistent fluid across a  wide temperature and pressure spectrum  Fluids Development  Driving continued advancements in  technology, bringing new chemistries to  enhance drilling efficiencies in challenging  environments 8

FLUIDS  SYSTEMS  –NORTH  AMERICA North American Revenues $800 $687 $700 $654 Full Year  Currently hold #2 market share  $600 First Quarter position in U.S. land* millions)   $500 ($   $395 $400 $352  Consistently expanded share  $300 through cycle $183 Revenue $200 $100  Service quality, operational focus  $85 $116 $0 and organizational alignment  2013 2014 2015 2016 2017 2018 driving share gains (1) Average NAM Rig Count & Market Share  Expanding into deepwater GOM NAM Rig Count Market Share  2,500 16% 2,241  2,114   Industry‐leading shorebase  15%  2,000 facility completed in 2017 14%  1,500 1,235  1,170  1,083  13%  First deepwater project for   1,000 12% 639  major IOC, using Kronos   500 11% system in Q2 2018  ‐ 10% 2013 2014 2015 2016 2017 First Quarter 2018 *Source:  Kimberlite International Oilfield Research, June 2017 (1) Source:  BHGE and company data 9

FLUIDS  SYSTEMS  – INTERNATIONAL  International Revenues $350  International presence remains key to  Full Year $300 $272 $278 First Quarter our strategy, leveraging IOC/NOC  $250 $229 $220 relationships globally $212 $200 millions)    More stable than NAM, through the  ($   $150 industry cycles $100  Longer term contracts Revenue $50 $51 $62  Largely IOC’s/NOC’s $0  Fewer competitors 2013 2014 2015 2016 2017 2018  Key contract awards have driven steady  International Revenues by Region growth in EMEA region $300 APAC $28  Kuwait (KOC) $250 $36 LATAM $5 $4  Algeria (Sonatrach)  $18 EMEA $200 $84 $99 $47 $40 $37  Republic of Congo (ENI) millions)   ($   $150  Albania (Shell) $100 $166 $164 $167 $179 $3  APAC increasing due to start‐up of  $137 Revenue $50 $8 Woodside project in offshore Australia $51 $0  Partnering with Baker Hughes on  2013 2014 2015 2016 2017 First integrated service offering Quarter 10 2018

MATS  &   INTEGRATED  SERVICES ‐ OVERVIEW  Leading provider of engineered worksite and  access solutions  Established core business in NAM exploration  market, where mats reduce operator’s costs  and improve environmental protection during  drilling and completion phase  In recent years, expanded into non‐ exploration end markets, which now comprise  50% of revenues Total Segment Revenues $180 Full Year $153  Revenues include rentals & service,  as well  $160 First Quarter $140 $132 as sales of manufactured matting products $116 $120 millions)   $96  ($ Patented technology, service capability and    $100 $76 size of composite mat rental fleet provide  $80 $60 competitive advantage Revenues $40 $50  Recent completion of R&D Center is critical to  $20 $23 drive innovation and expansion of product  $0 offering 2013 2014 2015 2016 2017 2018 11

MATS ‐ COMPETITIVE  ADVANTAGES  ACROSS  INDUSTRIES Superior  Transportation, Install &  Enhanced EH&S  Scale &  Quality Remediation Efficiency Attributes Responsiveness DO WE HAVE  PHOTOS OF  ACTUAL INSTALL? PHOTO  FROM PG 3  OF  BROCHURE? 12

MATS  – ACCELERATING  DIVERSIFICATION  Diversifying beyond the wellsite  Accelerating penetration of non‐ exploration markets, both domestically  and internationally  Larger addressable market  Similar value drivers as exploration  market   Innovate and commercialize  differentiated system enhancements,  including EPZ Grounding System™  for  the utility industry 13

MATS  –WELL  SERVICE  GROUP/UTILITY  ACCESS  SOLUTION  ACQUISITION  Acquisition completed November  2017  Served as strategic logistics and  installation service provider since  2012  Expands complementary service  offering, creating natural bundles  with matting systems  Enhances mats geographical  presence throughout Northeast,  Midwest, Rockies and West Texas  Provides expanded capabilities to  support growth efforts across end‐ user markets 14

MATS  –DIVERSIFICATION  IS  KEY  TO  EARNINGS  STABILITY  Following collapse of O&G activity in  Segment Revenue and EBITDA Margin Revenue 2015, expansion of business outside of  60% NAM exploration accelerated $200 EBITDA Margin 50% $153  Geographic and end‐user market  Millions) $150   40% Margin* $132   ($ diversification is key to maintaining    $116 30% $100 $96 stable profitability and cash flow profile $76 EBITDA Revenue 20%  Significant opportunity for expansion  $50 10% remains $0 0%  Capitalize on NAM exploration  2013 2014 2015 2016 2017 * EBITDA and EBITDA margin are non‐GAAP financial measures.  See reconciliation to the most  recovery and expanding role in well  comparable GAAP measure in the Appendix to this presentation. completion activities Revenues by Market  Expanding presence in non‐ O&G Exploration NAM Non‐Exploration Int'l Non‐Exploration exploration markets $150 $11  Build upon position in utilities and  $100 Millions)   $10 ($ $77 pipeline, where a high volume of    $42 $10 infrastructure projects are planned  $50 $44 Revenue $44 $44 $22 for upcoming years $0 2015 2016 2017 15

FINANCIAL  FOCUS Operating Cash Flow $200  Consistently generated positive operating  $152 cash flow through the cycle $150 $122  Maintained modest debt level throughout  $89 $100 the cycle Millions $38   $50 $ Short‐Term Focus $11 $1 $0  Pursue repatriation of available foreign  2013 2014 2015 2016 2017 First Quarter 2018 cash following U.S. tax reform  Continue efforts to optimize working  Capital Structure capital Total Debt Net Debt (1) Total Debt to Capital Ratio $187 $200 $183 $182 $179 35%  Limit capital investments beyond growth  $180 $156 $160 initiatives $160 32% $140 $127 Long‐Term Strategic Focus $117 $120 $104 29% $100 $97  Continue strategic investments in fluids Millions   $80 $71 $68 26% $ $60  IOC/deepwater penetration $40 23%  Expand product offering to leverage global  $20 footprint $0 20% 2013 2014 2015 2016 2017 First Quarter  Aggressively pursue non‐E&P market  2018 (1) Net Debt is a non‐GAAP financial measure.  See reconciliation to the most comparable GAAP  expansion in mats  measure in the Appendix to this presentation. 16

APPENDIX

CONSOLIDATED  STATEMENTS  OF  OPERATIONS(UNAUDITED) Three Months Ended March 31,  December 31,  March 31,  (In thousands, except per share data) 2018 2017 2017 Revenues$         227,293 $       204,389 $       158,691 Cost of revenues          186,455          165,291          129,590 Selling, general and administrative expenses             26,954            29,541            25,397 Other operating (income) loss, net                     46                (283)                   (42) Operating income              13,838              9,840              3,746 Foreign currency exchange loss                   225                  951                  392 Interest expense, net               3,300              3,028              3,218 Income from continuing operations before income taxes             10,313              5,861                  136 Provision (benefit) for income taxes               3,091             (2,056)              1,119 Income (loss) from continuing operations               7,222              7,917                (983) Loss from disposal of discontinued operations, net of tax                   ‐          (17,367)                   ‐ Net income (loss) $             7,222 $           (9,450) $               (983) Calculation of EPS: Income (loss) from continuing operations ‐ basic and diluted$              7,222 $            7,917 $              (983) Weighted average common shares outstanding ‐ basic             89,094            87,414            84,153 Dilutive effect of stock options and restricted stock awards               2,637              2,580                        ‐ Dilutive effect of 2021 Convertible Notes                       ‐                        ‐                        ‐ Weighted average common shares outstanding ‐ diluted             91,731            89,994            84,153 Income (loss) per common share ‐ diluted: Income (loss) from continuing operations$                0.08 $              0.09 $             (0.01) Loss from discontinued operations                   ‐               (0.20)                   ‐ Net income (loss) $               0.08 $             (0.11) $             (0.01) Note: For all periods presented, we excluded the assumed conversion of the Convertible Notes in calculating diluted earnings per share as the effect was  anti‐dilutive. 18

OPERATING  SEGMENT  RESULTS  (UNAUDITED) Three Months Ended March 31,  December 31,  March 31,  (In thousands) 2018  2017  2017 Revenues Fluids systems$         177,379 $        162,404 $        136,050 Mats and integrated services              49,914              41,985              22,641 Total revenues $        227,293 $        204,389 $        158,691 Operating income (loss) Fluids systems$           10,477 $             7,435 $             6,352 Mats and integrated services               12,086              11,729                6,402 Corporate office               (8,725)              (9,324)              (9,008) Operating income $          13,838 $             9,840 $             3,746 Segment operating margin Fluids systems 5.9% 4.6% 4.7% Mats and integrated services 24.2% 27.9% 28.3% 19

CONSOLIDATED  BALANCE  SHEET  (UNAUDITED) (In thousands, except share data) March 31, 2018 December 31, 2017 ASSETS Cash and cash equivalents$                           59,938 $                          56,352 Receivables, net 267,179                            265,866 Inventories 189,109                            165,336 Prepaid expenses and other current assets 16,502                              17,483 Total current assets 532,728  505,037  Property, plant and equipment, net  315,552  315,320  Goodwill 44,397  43,620  Other intangible assets, net  28,906  30,004  Deferred tax assets 3,389  4,753  Other assets 3,752  3,982  Total assets$                         928,724 $                        902,716 LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt$                             1,391 $                            1,518 Accounts payable 107,601                              88,648 Accrued liabilities 38,880                              68,248 Total current liabilities 147,872  158,414  Long‐term debt, less current portion 185,635  158,957  Deferred tax liabilities 36,978  31,580  Other noncurrent liabilities 8,024  6,285  Total liabilities 378,509  355,236  Common stock, $0.01 par value, 200,000,000 shares authorized  and 104,635,290 and 104,571,389 shares issued, respectively 1,046  1,046  Paid‐in capital 606,491  603,849  Accumulated other comprehensive loss (53,885) (53,219) Retained earnings  123,743  123,375  Treasury stock, at cost; 15,318,800 and 15,366,504 shares, respectiv (127,180) (127,571) Total stockholders’ equity 550,215  547,480  Total liabilities and stockholders' equity$                         928,724 $                        902,716 20

CONSOLIDATED  STATEMENTS  OF  CASH  FLOW  (UNAUDITED) Three Months Ended March 31, (In thousands) 2018 2017 Cash flows from operating activities: Net income (loss) $ 7,222 $ (983) Adjustments to reconcile net income (loss) to net cash provided by (used in) operations: Depreciation and amortization 11,271 9,387 Stock-based compensation expense 2,289 2,836 Provision for deferred income taxes 381 (2,545) Net provision for doubtful accounts 341 666 Gain on sale of assets (383) (847) Amortization of original issue discount and debt issuance costs 1,309 1,330 Change in assets and liabilities: Increase in receivables (5,928) (23,019) Increase in inventories (17,841) (829) Decrease in other assets 129 521 Increase (decrease) in accounts payable 18,511 (1,692) Increase (decrease) in accrued liabilities and other (17,168) 3,731 Net cash provided by (used in) operating activities 133 (11,444) Cash flows from investing activities: Capital expenditures (10,696) (7,291) Refund of proceeds from sale of a business (13,974) - Proceeds from sale of property, plant and equipment 575 288 Net cash used in investing activities (24,095) (7,003) Cash flows from financing activities: Borrowings on lines of credit 107,156 - Payments on lines of credit (81,224) - Debt issuance costs - (157) Proceeds from employee stock plans 353 211 Purchases of treasury stock (42) (48) Other financing activities (545) (371) Net cash provided by (used in) financing activities 25,698 (365) Effect of exchange rate changes on cash 812 846 Net increase (decrease) in cash, cash equivalents, and restricted cash 2,548 (17,966) Cash, cash equivalents, and restricted cash at beginning of year 65,460 95,299 Cash, cash equivalents, and restricted cash at end of period $ 68,008 $ 77,333 21

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

To help understand the Company's financial performance, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles ("GAAP") with non-GAAP financial measures. Such financial measures include earnings before interest, taxes, depreciation and amortization ("EBITDA"), EBITDA Margin, Net Debt and the Ratio of Net Debt to Capital.

We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

Consolidated	December 31,					March 31,
(In thousands)	2013	2014	2015	2016	2017	2018
Net income (loss) from continuing operations (GAAP) (1)	$ 65,323	$ 102,278	$ (90,828)	$ (40,712)	$ (6,148)	$ 7,222
(Gain) loss from disposal of discontinued operations, net of tax	-	(22,117)	-	-	17,367	-
(Income) from discontinued operations, net of tax	(12,701)	(1,152)	-	-	-	-
Interest expense, net	11,279	10,431	9,111	9,866	13,273	3,300
Provision (benefit) for income taxes	28,725	41,048	(21,398)	(24,042)	4,893	3,091
Depreciation and amortization	39,764	41,175	43,917	37,955	39,757	11,271
EBITDA (non-GAAP) (1)	$ 132,390	$ 171,663	$ (59,198)	$ (16,933)	$ 69,142	$ 24,884

(1) 2015 net loss and EBITDA included $88.7 million of pre-tax charges associated with goodwill and other asset impairments, workforce reductions and estimated resolution of wage and hour litigation. 2016 net loss and EBITDA included $13.8 million of net pre-tax charges associated with asset impairments and workforce reductions partially offset by gains for extinguishment of debt and adjustment for settlement of wage and hour litigation.

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NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Fluids Systems	December 31,					March 31,
(In thousands)	2013	2014	2015	2016	2017	2018
Operating income (loss) (GAAP) (2)	$ 72,604	$ 95,600	$ (86,770)	$ (43,631)	$ 27,580	$ 10,477
Depreciation and amortization	26,679	22,934	22,108	20,746	21,566	5,290
EBITDA (non-GAAP) (2)	$ 99,283	$ 118,534	$ (64,662)	$ (22,885)	$ 49,146	$ 15,767
Revenues	$ 926,392	$ 965,049	$ 581,136	$ 395,461	$ 615,803	$ 177,379
Operating Margin (GAAP)	7.8%	9.9%	-14.9%	-11.0%	4.5%	5.9%
EBITDA Margin (non-GAAP)	10.7%	12.3%	-11.1%	-5.8%	8.0%	8.9%

Mats and Integrated Services	December 31,					March 31,
(In thousands)	2013	2014	2015	2016	2017	2018
Operating income (loss) (GAAP) (3)	$ 49,394	$ 70,526	$ 24,949	$ 14,741	$ 40,491	$ 12,086
Depreciation and amortization	10,501	15,507	18,869	14,227	14,991	5,114
EBITDA (non-GAAP) (3)	$ 59,895	$ 86,033	$ 43,818	$ 28,968	$ 55,482	$ 17,200
Revenues	$ 115,964	$ 153,367	$ 95,729	$ 76,035	$ 131,960	$ 49,914
Operating Margin (GAAP)	42.6%	46.0%	26.1%	19.4%	30.7%	24.2%
EBITDA Margin (non-GAAP)	51.6%	56.1%	45.8%	38.1%	42.0%	34.5%

(2) 2015 Fluids Systems operating results and EBITDA included $82.7 million of pre-tax charges associated with goodwill and other asset impairments and workforce reductions. 2016 Fluids Systems operating results and EBITDA included $15.6 million of pre-tax charges associated with asset impairments and workforce reductions.

(3) 2015 Mats and Integrated Services operating results and EBITDA included $0.7 million of pre-tax charges associated with workforce reductions. 2016 Mats and Integrated Services operating results and EBITDA included $0.3 million of pre-tax charges associated with workforce reductions.

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NON‐ GAAP  FINANCIAL  MEASURES(UNAUDITED) The following table reconciles the Company’s ratio of total debt to capital calculated in accordance with GAAP to the non‐GAAP financial  measure of the Company’s ratio of net debt to capital: Consolidated December 31, March 3 1 , (In thousands) 2013 2014 2015 2016 2017 2018 Current debt$ 12,867 $ 11,648 $ 7,382 $ 83,368 $ 1,518 $ 1,391 Long-term debt, less current portion 170,009 170,462 171,211 72,900 158,957 185,635 Total Debt 182,876 182,110 178,593 156,268 160,475 187,026 Total stockholders' equity 581,054 625,458 520,259 500,543 547,480 550,215 Total Capital $ 763,930 $ 807,568 $ 698,852 $ 656,811 $ 707,955 $ 737,241 Ratio of Total Debt to Capital 23.9% 22.6% 25.6% 23.8% 22.7% 25.4% Total Debt $ 182,876 $ 182,110 $ 178,593 $ 156,268 $ 160,475 $ 187,026 Less: cash and cash equivalents (65,840) (85,052) (107,138) (87,878) (56,352) (59,938) Net Debt 117,036 97,058 71,455 68,390 104,123 127,088 Total stockholders' equity 581,054 625,458 520,259 500,543 547,480 550,215 Total Capital, Net of Cash $ 698,090 $ 722,516 $ 591,714 $ 568,933 $ 651,603 $ 677,303 Ratio of Net Debt to Capital 16.8% 13.4% 12.1% 12.0% 16.0% 18.8% 24

EXPERIENCED  LEADERSHIP • Paul Howes President & Chief Executive Officer • Gregg Piontek Senior Vice President & Chief Financial Officer • Mark Airola Senior Vice President, General Counsel & Administration  Officer • Phil Vollands President  Fluids Systems • Bruce Smith Chief Technology Marketing Officer • Matthew Lanigan President  Mats & Integrated Services • Ida Ashley Vice President, Human Resources 25

MANAGEMENT  BIOGRAPHIES Paul L. Howes, President & CEO:Paul L. Howes joined our Board of Directors and was appointed as our Chief Executive Officer in  March 2006. In June 2006, Mr. Howes was also appointed as our President. Mr. Howes’ career has included experience in the defense  industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005  until he joined our Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and  private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, aprimary  chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this,  from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink  company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the  American Petroleum Institute (API) and the National Association of Manufacturers (NAM).  He was previously Chairman of the  General Membership Committee and a member of the Executive Committee of the API.   Additionally, Mr. Howes was also a previous  member of the Board of Directors of the National Ocean Industries Association (NOIA). Gregg S. Piontek, SVP & CFO:  Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting  Officer from April 2007 to October 2011.  Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of  Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and  Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General  Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public  Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration  degree from Marquette University.  Mark J. Airola, SVP, GC & Admin Officer:  Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief  Administrative Officer.  Mr. Airola was named Senior Vice President in February of 2011.  Prior to joining Newpark, Mr. Airola was  Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of  Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility  for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation. 26

MANAGEMENT  BIOGRAPHIES Phillip T. Vollands, President, Fluids Systems:  Phil joined Newpark in October 2013 as President, North America Fluids Systems and  became President, Western Hemisphere in 2016. Prior to Newpark, he was Vice President, Tubular Running Services for  Weatherford International from 2010 to 2013. Previously, from 1997 to 2010, he served in a variety of sales and operational roles of  increasing responsibility for National Oilwell Varco including VP Power Generation Division and VP Global Strategic Accounts. Phil  started his oilfield career as a wireline logging engineer working primarily in the North Sea. He brings over 25 years of global oilfield  service experience that span multiple disciplines with a strong track record in driving profitable growth across the globe. Phil holds  a BA in Engineering Science from Oxford University and MA (Oxon). Bruce C. Smith, Chief Technology Marketing Officer:  Bruce has been in the drilling fluids industry since 1973 and has held many  technical, operational and leadership positions during this 35 year period.  Bruce joined Newpark in April 1998 as Vice President  International and served as President of Newpark Drilling Fluids from October 2000 – June 2017. Prior to joining Newpark, Mr. Smith  was the Managing Director of the UK operations of M‐I SWACO. Matthew Lanigan, President Mats and Integrated Services:  Matthew joined Newpark in April 2016, as President of Newpark Mats  & Integrated Services.  Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions  Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he  accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the  Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of  GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for  this role included developing cross‐organizational synergies and market entry strategies. Ida Ashley, VP, Human Resources: Ida joined Newpark in March 2015 as Vice President, Human Resources. Ida has over 20 years of  experience in Human Resources, 17 of which were specific to Oilfield Services where she specialized in Employee Relations, Mergers  & Acquisitions and International HR programs. Ida has worked in a variety of HR leadership roles in Smith International, M‐I SWACO  and Schlumberger.  Her role prior to joining Newpark was VP of HR, North America in Schlumberger. Originating from Smith  International, she had the unique opportunity to lead the HR integration project team during the Schlumberger/Smith merger from  August 2010 – December 2012. Ida earned her Masters of Science in Human Resources from Houston Baptist University in 2000 and  her Bachelors of Arts in Modern Languages from Texas A&M in 1991. 27

BOARD  OF  DIRECTORS  Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they  all share the personal attributes of effective directors.  They each hold themselves to the highest standards of  integrity and are committed to the long‐term interests of our stockholders. DAVID C. ANDERSON Chief Executive Officer, Anderson Partners Chairman of the Board Former President and Chief Operating Officer, Heidrick & Struggles  ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. JOHN C. MINGÉ Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP GARY L. WARREN Retired Senior Vice President, Weatherford Please visit our website for full biographies of our Board. 28

FOCUSED  ON  CUSTOMER’S  NEEDS